EXHIBIT 99.1

Renovacare, Inc. Closes Registered Direct Offering and Concurrent Private Placement

New York, Pittsburgh and Berlin– October 20, 2017 – RenovaCare, Inc., (OTCQB: RCAR), developer of the SkinGun™ and CellMist™ System for isolating and spraying a patient’s own stem cells onto burns and wounds for rapid self-healing,, today announced the closing of its previously announced registered direct offering of 920,000 shares of its common stock at a an offering price of $2.50 per share and its concurrent private placement of common stock purchase warrants (the “Warrants”) to purchase 920,000 shares of common stock. The Warrants have a per share exercise price of $2.75, are exercisable immediately and will expire five (5) years from the date of issuance.

The Company received gross proceeds from the offering of approximately $2.3 million, before deducting estimated offering expenses. The Company intends to use the net proceeds from these offerings for working capital and other general corporate purposes.

The Shares were offered by the Company pursuant to a registration statement (File No. 333-217499) filed with the Securities and Exchange Commission (the “SEC”) that was declared effective on May 27, 2017, as supplemented by the prospectus supplement dated October 18, 2017 and filed with the SEC on October 18, 2017. The registration statement and prospectus are available on the SEC’s website located at http://www.sec.gov/. Copies of the prospectus supplement and the accompanying base prospectus relating to this offering may be obtained, when available, from the Company by telephone at (888) 398-0202 or by email at: information@renovacare.com.

The Warrants were offered pursuant to the exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Act”), and Regulations D and S promulgated thereunder. Such Warrants and the common shares issuable upon exercise of such Warrants have not been registered under the Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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About RenovaCare

RenovaCare, Inc. is developing first-of-its-kind autologous (self-donated) stem cell therapies for the regeneration of human organs. Its initial product under development targets the body’s largest organ, the skin. The company’s flagship technology, the CellMist™ System, uses its patented SkinGun™ to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – onto wounds. RenovaCare is developing its CellMist™ System as a promising new alternative for patients suffering from burns, chronic and acute wounds, and scars. In the US alone, this $45 billion market is greater than the spending on high-blood pressure management, cholesterol treatments, and back pain therapeutics.

For additional information, please call Drew Danielson at: 888-398-0202 or visit: https://renovacareinc.com

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For answers to frequently asked questions, please visit our FAQ’s page: https://renovacareinc.com/investors/faqs/

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* This list may be updated from time to time.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company's technologies, technical problems with the Company's research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contacts:

RenovaCare Inc. Drew Danielson, 888-398-0202

ddanielson@renovacareinc.com or

Media Contact:

TrendLogic PR 800-992-6299 contact@trendlogicpr.com

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